Restructuring costs and similar items	12 Months Ended
Dec. 31, 2017
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Restructuring costs and similar items

D.27. Restructuring costs and similar items

Restructuring costs and similar items amounted to €731 million in 2017, €879 million in 2016 and €795 million in 2015, and comprise the following items:

(€ million)	2017(a)	2016(a)	2015(a)
Employee-related expenses	336	650	307

Expenses related to property, plant and equipment and to inventories	221	139	132

Compensation for early termination of contracts (other than contracts of employment)	61	31	7

Decontamination costs	(4)	3	1

Other restructuring costs	117	56	348
Total	731	879	795

(a)	The results of the Animal Health business are presented separately in accordance with IFRS 5 (Non-Current Assets Held for Sale and Discontinued Operations); see Notes D.1. and D.36.

In 2017, restructuring costs mainly comprised employee-related expenses arising from headcount adjustment plans in the United States and Europe, and asset write-downs.

Costs relating to Sanofi transformation programs included within the “Other restructuring costs” line, as defined in Note B.19., amounted to €110 million in 2017 and€45 million in 2016. No costs of a comparable nature were recognized in 2015.

The restructuring costs recognized in 2016 related mainly to the implementation of an organizational transformation program in France and in the rest of the world as part of the 2020 strategic roadmap.

In 2015, restructuring costs related mainly to (i) employee-related expenses arising from headcount adjustment plans in the United States, Japan, and the rest of the world and (ii) the reorganization of R&D activities, especially in France following signature of the agreement with Evotec. Expenses related to property, plant and equipment mainly reflect impairment losses taken against industrial assets in Europe.